[Letterhead of NYSE Group]

April 24, 2006

VIA EMAIL

Mr. Donald Walker
Senior Assistant Chief Accountant
United States Securities and Exchange Commission

  Re:
  NYSE Group, Inc.—Form S-1 (File No. 333-132390)

Dear Mr. Walker:

        This letter is in response to your request during the April 24, 2006 conference call with you, Mike Volley and Todd K. Schiffman of the Commission, and Nelson Chai from NYSE Group, Inc. (the "Company"), David Karp and Angola Russell from Wachtell Lipton, Rosen & Katz LLP, and a representative from PricewaterhouseCoopers LLP, to document our discussion regarding the application of Rule 5-03 of Regulation S-X.

        With the highest listing standards of any stock exchange, NYSE Group shares with the Commission the goal to maintain investor credibility and to promote sound corporate governance.

        We have taken into consideration the Commission's comments included in your letters dated April 5, 2006 and April 21, 2006. As a result, we have revised the income statement presentation of NYSE, Inc. and Archipelago Holdings, Inc. to separately disclose non-operating income and expenses, and to present Section 31 fees as an operating expense and not as a reduction of revenues. Further information about the changes and the specific responses to the Staff's comments will be incorporated in our amended registration statement to be filed on or about April 25, 2006.

        With respect to comments 12 and 17 in the Commission's letter dated April 21, 2006, management has conducted an in-depth analysis with the concurrence of our independent registered public accountants. While we understand that Rule 5-03 requires the presentation of cost of services and selling, general and administrative expenses separately and that it does not distinguish between direct and indirect cost of services, we continue to believe that the single-step form of income statement is the best presentation base on how we manage our business and communicate with our shareholders and the investment community. We do not manage or report to a gross margin or a contribution similar to a manufacturing company; we manage and report the collective results of our services based on our business model.

        Under the single-step form of income statement, we place all of our revenues and gains that are identified as operating items first on the income statement, followed by all expenses and losses identified as operating items. The difference between total revenues and total expenses represents operating income. If there are any non-operating, irregular, or extraordinary items, they will be disclosed below operating income.

        We do not maintain financial systems that would support a reliable allocation between direct and indirect costs of services. The allocation methodologies would be subjective as well as would require significant audit work by ourselves and our independent public accountants to ensure compliance with Section 404 of the Sarbanes-Oxley Act; rendering an audit opinion on such allocations could be very difficult and costly.

        In addition, as we have been focusing on our compliance efforts with Section 404 of the Sarbanes-Oxley Act, we believe that finding ways to mitigate the subjectivity of our accounting estimates is a key to building strong internal controls over financial reporting.

        In order to comply with these specific aspects of Rule 5-03, we would have to invest significant time and efforts to create reliable methodologies and the systems to appropriately identify, allocate and report on such financial information.

        With respect to comments 12 and 17 of letter dated April 21, 2006, the Commission implied that such comments might involve undue cost and burden on behalf of the Company. We have enjoyed an open communication with the Staff and have attempted to respond to the fullest of our ability to the Staff's comments. We appreciate the staff's recognition that timing of completion of our secondary offering is critical and, accordingly, we bring the following items to your attention:

        We plan to hold our shareholders' meeting on June 1, 2006 and need to launch the printing of our annual report on Form 10-K shortly to comply with proxy rules and regulations.

        We have not been able to identify one registrant in our industry which presents cost of services and selling, general and administrative expenses separately with an allocation of direct and indirect cost of services. We have found one registrant in a different industry that presents revenues as a single line item, followed by costs of services provided, depreciation and amortization, and selling, general and administrative expenses to arrive at operating income. While we understand that such presentation is in compliance with Rule 5-03, we believe that increasing the aggregation of expenses would in the case of NYSE Group be detrimental to our ability to effectively communicate our financial results.

        Our competitor, Nasdaq Stock Market, Inc., has announced that it is in the process of pricing a primary offering of 18.5 million shares of its common stock. We believe that this pricing will take place on Thursday April 27, 2006. Like the immense majority of registrants in our industry, Nasdaq's income statement does not follow the guidance of Rule 5-03 of Regulation S-X.

        We look forward to a timely resolution of this matter.

        Any questions or comments with respect to this letter may be communicated to the undersigned at (212) 656-5588.

Very truly yours,
/s/ NELSON CHAI Nelson Chai Executive Vice President, Chief Financial Officer

cc:
Todd Schiffman, US Securities and Exchange Commission
Michael Volley, US Securities and Exchange Commission
Robert Moritz, PricewaterhouseCoopers, LLP
Sean Doherty, Ernst & Young, LLP
David Karp, Wachtell, Lipton, Rosen and Katz, LLP